NICOR Inc.
                                                    Form S-8
                                                    Exhibit 24.01




                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                      ROBERT M. BEAVERS, JR.
                                      Robert M. Beavers, Jr.



                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                      BRUCE P. BICKNER
                                      Bruce P. Bickner



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                           W. H. CLARK
                                           W. H. Clark



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                          JOHN E. JONES
                                          John E. Jones



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                       DENNIS J. KELLER
                                       Dennis J. Keller



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                            CHARLES S. LOCKE
                                            Charles S. Locke




                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                         SIDNEY R. PETERSEN
                                         Sidney R. Petersen



                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                         DANIEL R. TOLL
                                         Daniel R. Toll



                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint D. L. CYRANOSKI and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the issuance of up to 2,000,000 shares of Common Stock under the NICOR Inc. 1997 Long-Term Incentive Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 17th day of April, 1997.


                                     PATRICIA A. WIER
                                     Patricia A. Wier